                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/X/ Preliminary Proxy Statement
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                            FUNDMANAGER PORTFOLIOS
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                             FUNDMANAGER PORTFOLIOS
                               ONE BEACON STREET
                          BOSTON, MASSACHUSETTS 02108

                                                                   April 8, 1998

Dear Shareholder:

     I urge you to vote on the important proposals described in the enclosed proxy material, which is being distributed to shareholders of FundManager Aggressive Growth Portfolio, FundManager Growth Portfolio, FundManager Growth with Income Portfolio, FundManager Bond Portfolio, FundManager Managed Total Return Portfolio and FundManager International Portfolio (the "Portfolios"), each a series of FundManager Portfolios (the "Trust"), in connection with the solicitation of proxies by your Board of Trustees for the Special Meeting of Shareholders to be held on Wednesday, May 20, 1998 at 3:00 p.m., Boston time.

     At the Special Meeting, shareholders will be asked to consider and vote on the following proposals: (1) the approval of a Master Investment Advisory Contract between the Trust, on behalf of each Portfolio, and Freedom Capital Management Corporation (Proposal One); and (2) the ratification of the selection of Ernst & Young LLP as the independent accountants of the Trust (Proposal Two).

     The independent non-management Trustees of the Trust have unanimously approved the proposals described in the enclosed proxy material and recommend that the shareholders approve them as well. The proposals do not involve any increase in advisory fees paid by any of the Portfolios, nor do they affect the investment objectives or policies of any of the Portfolios.

     TO VOTE ON THESE PROPOSALS, WE ASK THAT YOU ACT PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD TO US AS SOON AS POSSIBLE IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IT IS VERY IMPORTANT THAT WE RECEIVE YOUR CARD SOON, SO THAT THE NECESSARY QUORUM OF SHAREHOLDERS IS REPRESENTED AT THE MAY 20, 1998 MEETING.

     This is your opportunity to voice your opinion on matters that affect your Portfolio. Your prompt vote will also help to save time and money. If we do not receive enough votes, we must increase participation with additional mailings. That's a costly and time consuming process.

     If you have any questions before you vote, please contact your Tucker Anthony or Sutro investment executive or call D.F. King, Inc., a proxy solicita-
tion firm assisting in the proxy process, at 1-800-     . We will be glad to
help you get your vote in quickly.

     We appreciate your continued support and look forward to receiving your votes of approval.

                                          Sincerely,

                                          DEXTER A. DODGE
                                          Chairman of the Board

                    FUNDMANAGER AGGRESSIVE GROWTH PORTFOLIO
                          FUNDMANAGER GROWTH PORTFOLIO
                    FUNDMANAGER GROWTH WITH INCOME PORTFOLIO
                           FUNDMANAGER BOND PORTFOLIO
                   FUNDMANAGER MANAGED TOTAL RETURN PORTFOLIO
                      FUNDMANAGER INTERNATIONAL PORTFOLIO
                                EACH A SERIES OF
                             FUNDMANAGER PORTFOLIOS

                               ONE BEACON STREET
                          BOSTON, MASSACHUSETTS 02108
                                 (800) 344-9033

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 20, 1998

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of FundManager Aggressive Growth Portfolio ("Aggressive Growth Portfolio"), FundManager Growth Portfolio ("Growth Portfolio"), FundManager Growth with Income Portfolio ("Growth with Income Portfolio"), FundManager Bond Portfolio ("Bond Portfolio"), FundManager Managed Total Return Portfolio ("Managed Total Return Portfolio") and FundManager International Portfolio ("International Portfolio"), each a series of FundManager Portfolios, a Delaware business trust (the "Trust"), will be held at the principal offices of the Trust, sixth floor, One Beacon Street, Boston, Massachusetts 02108 on Wednesday, May 20, 1998 at 3:00 p.m., Boston time, and at any adjournment or postponement thereof, for the purposes listed below. The portfolio series of funds within the Trust are collectively referred to as the "Portfolios" and individually as a "Portfolio." The matters to be voted on by the shareholders of the respective, Portfolios are as follows:

     1. All Portfolios -- To consider and vote on approval of a Master Investment Advisory Contract between the Trust, on behalf of each Portfolio, and Freedom Capital Management Corporation (Proposal One).

     2. All Portfolios -- To ratify the selection of Ernst & Young LLP as the independent auditors of the Trust (Proposal Two).

     3. To consider and vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

     These items are discussed in greater detail in the accompanying Proxy Statement.

     The Board of Trustees has fixed the close of business on March 31, 1998, as the record date for determination of shareholders who are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

                                          By order of the Trustees,

                                          MAUREEN M. RENZI
                                          Assistant Secretary

Boston, Massachusetts
April 8, 1998

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT (THEM) PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOUR PROXY MAY BE REVOKED. THIS PROXY IS BEING SOLICITED BY THE TRUSTEES OF THE TRUST.

                    FUNDMANAGER AGGRESSIVE GROWTH PORTFOLIO
                          FUNDMANAGER GROWTH PORTFOLIO
                    FUNDMANAGER GROWTH WITH INCOME PORTFOLIO
                           FUNDMANAGER BOND PORTFOLIO
                   FUNDMANAGER MANAGED TOTAL RETURN PORTFOLIO
                      FUNDMANAGER INTERNATIONAL PORTFOLIO
                                EACH A SERIES OF
                             FUNDMANAGER PORTFOLIOS

                               ONE BEACON STREET
                          BOSTON, MASSACHUSETTS 02108
                                 (800) 344-9033

                            ------------------------

                                PROXY STATEMENT
                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                            TO BE HELD MAY 20, 1998

SPECIAL MEETING

     This Proxy Statement is being furnished to the shareholders of FundManager Aggressive Growth Portfolio ("Aggressive Growth Portfolio"), FundManager Growth Portfolio ("Growth Portfolio"), FundManager Growth with Income Portfolio ("Growth with Income Portfolio"), FundManager Bond Portfolio ("Bond Portfolio"), FundManager Managed Total Return Portfolio ("Managed Total Return Portfolio") and FundManager International Portfolio ("International Portfolio"), each series of FundManager Portfolios, a Delaware business trust, which is referred to in this Proxy Statement as the "Trust." The portfolio series of funds within the Trust are collectively referred to herein as the "Portfolios" and individually as a "Portfolio." This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Trust's Trustees for use at the Special Meeting of Shareholders (the "Meeting") to be held at the principal offices of the Trust, sixth floor, One Beacon Street, Boston, Massachusetts 02108 on Wednesday, May 20, 1998 at 3:00 p.m., Boston time, and at any adjournment or postponement thereof. This Proxy Statement and the forms of proxy will be mailed to shareholders of each of the Portfolios on or about April 8, 1998.

     As more fully described in this Proxy Statement, the Meeting has been called for the purposes set forth in the table below. This table identifies each proposal set forth in the Notice of Special Meeting of Shareholders, and the checkmark (X) indicates which Portfolio's shareholders are being solicited to approve which proposal:

                             AGGRESSIVE               GROWTH WITH               MANAGED TOTAL
                               GROWTH      GROWTH       INCOME        BOND         RETURN       INTERNATIONAL
         PROPOSAL            PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO
         --------            ----------   ---------   -----------   ---------   -------------   -------------
1. Approval of New
   Investment Advisory
   Contract (All
   Portfolios)                    X           X            X            X             X               X

2. Ratification of
   Independent Auditors
   (All Portfolios)               X           X            X            X             X               X

     The most recent annual report for the Trusts have previously been sent to shareholders and are available upon request, without charge, by writing to FundManager Portfolios, c/o Federated Services Co., P.O. Box 9043, Boston, Massachusetts 02205-9840 or calling 1-800-344-9033.

SOLICITATION, REVOCATION AND USE OF PROXIES

     HOLDERS OF SHARES OF THE PORTFOLIOS ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will, unless the proxy has previously been revoked, be voted in accordance with the instructions marked on the proxy. Unless instructions to the contrary are marked on the proxy, the proxy will be voted FOR each Proposal, as described in this Proxy Statement and as set forth in the accompanying Notice of Special Meeting, and in the discretion of the persons named as proxies in connection with any other matters as may properly come before the Meeting or any adjournment or postponement of the Meeting. The Trustees do not know of any matter to be considered at the Meeting other than the matters referred to in the Notice of Special Meeting.

     Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by Trustees and officers of the Trusts, by personnel of the Adviser, by personnel of Tucker Anthony Incorporated, Sutro & Co., Incorporated and Freedom Distributors Corporation, the Portfolios' distributors, Federated Shareholder Services Company, the Portfolios' transfer agent, in person or by telephone, and by D.F. King, Inc., a proxy solicitation firm that has been engaged to assist in proxy solicitation.

     A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing with the Trust a written notice of revocation at the following address: One Beacon Street, Boston, Massachusetts

02108, Attention: Maureen Renzi, Assistant Secretary, or returning a duly executed proxy bearing a later date prior to the time of the Meeting. Any shareholder who has executed a proxy but is present at the Meeting and who wishes to vote in person may revoke his or her proxy by notifying the Assistant Secretary of the Trust (without complying with any formalities) at any time before it is voted. Presence at the Meeting alone will not serve to revoke a previously executed and returned proxy.

     A majority of the shares of a Portfolio entitled to vote at the Meeting shall be a quorum for the transaction of business by that Portfolio. In the event a quorum is not present in person or by proxy at the time any session of the Meeting is called to order, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the Proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any of the Proposals. Any such adjournment will require the affirmative vote of a majority of those shares present in person or by proxy at the session of the Meeting to be adjourned. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to an adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

     For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the Meeting, abstentions and broker non-votes will be treated as shares that are present at the Meeting but which have not been voted. For this reason, abstentions and broker non-votes will assist a Portfolio in obtaining a quorum but will have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of Proposals One and Two.

RECORD DATE AND OUTSTANDING SHARES

     Only shareholders of the Portfolios of record as of the close of business on March 31, 1998 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement of the Meeting. As of the close of business on the Record Date, the following number of shares of each Portfolio were outstanding and entitled to vote:

                                          NUMBER OF
                                           SHARES
              PORTFOLIO                  OUTSTANDING
              ---------                  -----------
Aggressive Growth Portfolio...........
Growth Portfolio......................
Growth with Income Portfolio..........
Bond Portfolio........................
Managed Total Return Portfolio........
International Portfolio...............

     The holder of each full share outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the Meeting or any adjournment or postponement thereof, with a proportionate vote for each fractional share.

PROXY SOLICITATION EXPENSES

     The cost of soliciting proxies, including the fees of D.F. King, Inc.,
which are estimated to cost $          , and all expenses incurred by the
Portfolios in connection with the Transaction described in Proposal One, including, without limitation, the expenses relating to the Meeting and to the meetings of the Trustees at which the proposed Transaction (as described below) was considered, and the fees and expenses of counsel to the Portfolios and counsel to the Trustees of the Trust who are not "interested persons" (the "Independent Trustees") (as defined in the Investment Company Act of 1940, as amended) (the "Investment Company Act") of the Adviser, will be borne by the Adviser and/or by its parent, Freedom Securities Corporation ("Freedom Securities"), and not by the Trust. The Adviser and/or Freedom Securities will also reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of the close of business on February 28, 1998, the following persons owned of record or beneficially 5% or more of a Portfolio's shares (percentage is percentage of outstanding shares of a Portfolio owned by the shareholders):

                    FUNDMANAGER AGGRESSIVE GROWTH PORTFOLIO

                           NAME AND             AMOUNT AND         PERCENT
                          ADDRESS OF            NATURE OF            OF
   TITLE OF CLASS      BENEFICIAL OWNER    BENEFICIAL OWNERSHIP     CLASS
   --------------      ----------------    --------------------    -------

                           NAME AND             AMOUNT AND         PERCENT
                          ADDRESS OF            NATURE OF            OF
   TITLE OF CLASS      BENEFICIAL OWNER    BENEFICIAL OWNERSHIP     CLASS
   --------------      ----------------    --------------------    -------

                          FUNDMANAGER GROWTH PORTFOLIO

                           NAME AND             AMOUNT AND         PERCENT
                          ADDRESS OF            NATURE OF            OF
   TITLE OF CLASS      BENEFICIAL OWNER    BENEFICIAL OWNERSHIP     CLASS
   --------------      ----------------    --------------------    -------

                    FUNDMANAGER GROWTH WITH INCOME PORTFOLIO

                           NAME AND             AMOUNT AND         PERCENT
                          ADDRESS OF            NATURE OF            OF
   TITLE OF CLASS      BENEFICIAL OWNER    BENEFICIAL OWNERSHIP     CLASS
   --------------      ----------------    --------------------    -------

                           FUNDMANAGER BOND PORTFOLIO

                           NAME AND             AMOUNT AND         PERCENT
                          ADDRESS OF            NATURE OF            OF
   TITLE OF CLASS      BENEFICIAL OWNER    BENEFICIAL OWNERSHIP     CLASS
   --------------      ----------------    --------------------    -------

                   FUNDMANAGER MANAGED TOTAL RETURN PORTFOLIO

                           NAME AND             AMOUNT AND         PERCENT
                          ADDRESS OF            NATURE OF            OF
   TITLE OF CLASS      BENEFICIAL OWNER    BENEFICIAL OWNERSHIP     CLASS
   --------------      ----------------    --------------------    -------

SECURITY OWNERSHIP OF TRUSTEES AND EXECUTIVE OFFICERS

     As of close of business February 28, 1998, the following Trustees and executive officers of the Trust owned beneficially or of record the number shares of each Fund set forth below:

        TRUST OR OFFICER AND                    SHARES OF EACH FUND
       OFFICE WITH EACH TRUST                  BENEFICIALLY OWNED(1)
       ----------------------          -------------------------------------
DEXTER A. DODGE*: Chairman of the
  Board and Trustee

ERNEST T. KENDALL: Trustee

RICHARD B. OSTERBERG: Trustee

JOHN R. HAACK: Trustee

JOHN J. DANELLO: President

CHARLES B. LIPSON: Executive Vice
  President

MICHAEL D. HIRSCH: Executive Vice
  President

EDWARD C. GONZALES: Executive Vice
  President

CAREY C. CORT: Executive Vice
  President

Trustees and executive officers of
  Fund Manager Portfolios as a group
  (8 persons)                          Aggressive Growth
                                       Portfolio --          ; Growth
                                       Portfolio --          ; Growth with
                                       Income Portfolio --          ; Bond
                                       Portfolio --          ; Managed Total
                                       Return Portfolio --

------------
 * These Trustees and/or officers are deemed to be "interested persons" of the Trusts, as defined in the Investment Company Act, inasmuch as they are affiliated with the Adviser.

(1) None of the persons listed or the Trustees and executive officers as a group beneficially owns in excess of 1% of the outstanding shares of any Portfolio. Except as otherwise indicated, the individual indicated as being the beneficial owner of such shares has sole voting and investment power with respect to such shares.

                                  PROPOSAL ONE

                   CONSIDERATION AND APPROVAL OF A NEW MASTER
                INVESTMENT ADVISORY CONTRACT BETWEEN THE TRUST,
                  ON BEHALF OF EACH PORTFOLIO, AND THE ADVISER

     The investment adviser for the Trust is Freedom Capital Management Corporation, a Massachusetts corporation, with offices at One Beacon Street, Boston, Massachusetts 02108. The Adviser is a registered investment advisory firm which maintains a securities research department, the efforts of which are made available to the Portfolios. The Adviser is a wholly-owned subsidiary of Freedom Securities Corporation, which is a publicly-owned Delaware corporation. The head offices of Freedom Securities are at One Beacon Street, Boston, Massachusetts 02108.

     Freedom Distributors Corporation ("Freedom Distributors"), Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Co., Incorporated ("Sutro"), affiliates of the Adviser, serve as distributors and principal underwriters for the Portfolios pursuant to Master Distribution Agreements with the Trust. Tucker Anthony and Sutro are brokerage firms which are members of the New York Stock Exchange. Freedom Distributors, Tucker Anthony and Sutro are all subsidiaries of Freedom Securities. Edgewood Services, Inc. also serves as a distributor and principal underwriter for the Portfolios pursuant to a Distribution Agreement with the Portfolios.

THE TRANSACTION

     Freedom Securities, the parent of the Adviser, is currently involved in a series of transactions pursuant to which it has issued, or will in the future issue, significant numbers of additional shares of its common stock, thereby diluting the stock ownership of its current shareholders, including the Thomas Lee Entities (as defined below under "Information about the Adviser"), and pursuant to which the Thomas Lee Entities have sold shares of Freedom Securities's stock to the public. Upon the issuance of additional shares of Freedom Securities's common stock pursuant to one or more of these transactions, the Thomas Lee Entities will own less than 25% of the outstanding voting securities of Freedom Securities. In addition, the Stockholder's Agreement by and among the Thomas Lee Entities and certain other shareholders of Freedom Securities with respect to the exercise of certain voting rights held by such shareholders is expected to terminate forty-five days following the closing of Freedom Securities's public offering of shares described below. As a result of the occurrence of these events, the Thomas Lee Entities may no longer be deemed to control Freedom Securities.

     As described below, the "Transaction" is the event which causes the ownership of the Thomas Lee Entities in the voting securities of Freedom

Securities to fall below 25% or, if earlier, the termination of the Stockholder's Agreement.

     These underlying transactions include: (i) an initial public offering of up to 6,700,000 shares of Freedom Securities's common stock (plus an additional 1,005,000 shares to cover the underwriters' over-allotments, if any) (the "Offering"), (ii) the acquisition of Cleary Gull Reiland & McDevitt Inc. ("Cleary Gull"), a regional midwestern investment banking firm, for a combination of stock and cash (the "Acquisition"), (iii) the granting of options to Cleary Gull employees to purchase up 272,700 shares of Freedom Securities's common stock, and (iv) the implementation of Freedom Securities's 1998 Long-Term Incentive Plan and 1998 Employee Stock Purchase Plan, pursuant to which options to purchase up to 2,288,911 shares and 500,000 shares, respectively, of Freedom Securities's common stock will be granted to participating employees, in addition to the issuance of shares pursuant to options to purchase a maximum of 2,147,523 shares of Freedom Securities's common stock which have been granted to participating employees pursuant to the 1996 Stock Option Plan. The terms and timing of these transactions were determined in response to a number of factors beyond the scope of the Investment Company Act and substantially unrelated to the Portfolios or the Adviser. The order in which these transactions will be consummated after the Offering is uncertain and it is, therefore, unclear which of the various events may give rise to a deemed "assignment."

     On March 11, 1998, Freedom Securities distributed a preliminary prospectus in connection with an initial public offering of up to 6,700,000 shares of Freedom Securities's common stock (plus an additional 1,005,000 shares to cover underwriters' over-allotments, if any). Included in the Offering of shares to the public will be 1,847,500 shares of common stock to be sold by the Thomas Lee Entities as selling shareholders. Upon completion of the Offering (but before giving effect to the underwriters' over-allotment option), Freedom Securities is expected to have outstanding 19,074,260 shares of its common stock, assuming no exercise of options after December 31, 1997. The Offering is expected to be completed on or about April 6, 1998.

     On March 9, 1998, Freedom Securities entered into an Agreement and Plan of Merger to acquire Cleary Gull, headquartered in Milwaukee, Wisconsin, as part of its strategy of acquiring firms with complementary businesses to strengthen or expand Freedom Securities's geographic or product offering base. The consideration to be paid in the Acquisition will be a combination of shares of Freedom Securities's common stock valued at $17.6 million and $4.4 million in cash, subject to adjustment under certain circumstances. In addition, stock options to purchase shares of Cleary Gull capital stock with a value of approximately $3.5 million will be converted into options to purchase Freedom Securities common stock, and Freedom Securities has agreed to grant new options to Cleary Gull employees to purchase up to an additional 272,700 shares of

Freedom Securities's common stock at the initial offering price of the shares to the public. The Acquisition is presently expected to be completed on or about April 7, 1998.

     Also in 1998, Freedom Securities implemented a new 1998 Long-Term Incentive Plan and 1998 Employee Stock Purchase Plan, which authorizes the issuance of a maximum of 2,288,911 shares and 500,000 shares, respectively, of Freedom Securities's common stock pursuant to the exercise of nontransferable options granted to participating employees. The 1998 Plans are in addition to the 1996 Stock Option Plan, pursuant to which Freedom Securities has granted options to purchase a maximum of 2,147,523 shares of its common stock.

     After giving effect to the Offering (but before giving effect to the underwriters' over-allotment option), the Thomas Lee Entities are expected to own approximately 5,411,992 shares of Freedom Securities's common stock, or 28.5% of the outstanding voting shares of Freedom Securities and indirectly the Adviser. As a result, the Thomas Lee Entities may be deemed to control the Adviser under Section 2(a)(9). Upon the issuance of additional shares of Freedom Securities's common stock pursuant to one or more of the underlying transactions described above, the Thomas Lee Entities will own less than 25% of the outstanding voting securities of Freedom Securities and, as a result of this Transaction, may no longer be deemed to control Freedom Securities.

     In addition, the Thomas Lee Entities may no longer be deemed to control Freedom Securities upon the termination of the voting provisions of the Stockholder's Agreement. The Thomas Lee Entities are parties to a Stockholder's Agreement with certain other shareholders of Freedom Securities, with respect to the exercise of certain voting rights held by such shareholders, including, among other things, an agreement of such parties to vote their shares in favor of fixing the number of directors of Freedom Securities at nine and electing the four individuals designated by the Thomas Lee Entities as directors of Freedom Securities. The voting agreement contained in the Stockholder's Agreement will terminate on the forty-fifth day following the closing of the Offering.

     The Transaction is expected to take place, assuming the conditions to the closing of the Offering and the Acquisition are satisfied or waived, some time in May 1998. If the Transaction occurs and if shareholders of the Portfolios approve the proposed New Master Investment Advisory Contract with the Adviser, the Adviser will continue the investment advisory functions it currently performs. If the Transaction does not occur for any reason, the Portfolios' Existing Master Investment Advisory Contract with the Adviser will remain in place.

     Change of Control and Exemptive Order Application. Section 15(a) of the Investment Company Act provides, in pertinent part, that it shall be unlawful for any person to serve or act as investment adviser of a registered investment company, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of such registered investment company. Section 15(a) further requires that such written contract provide for automatic termination in the event of its assignment. As required by the Investment Company Act, the Existing Master Investment Advisory Contract pursuant to which the Adviser provides investment advisory services to the Portfolios provides for its automatic termination upon its "assignment."

     Section 2(a)(4) of the Investment Company Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor, or of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor. Section 2(a)(9) of the Investment Company Act defines "control" to mean the power to exercise a controlling influence over the management or policies of a company and establishes a presumption that the beneficial owner of more than 25% of the voting securities of a company controls that company.

     Rule 15a-4 provides, among other things, that if an investment advisory contract with an investment company is terminated by assignment, the adviser may continue to act as such for 120 days under a written contract that has not been approved by the investment company's shareholders, if the new contract is approved by the board of directors (or trustees) of the investment company (including a majority of trustees that are not "interested persons" of the investment company), the compensation to be paid under the new contract does not exceed the compensation which would have been paid under the contract most recently approved by shareholders of the investment company, and neither the investment adviser nor any controlling person of the investment adviser "directly or indirectly receives money or other benefit" in connection with the assignment.

     As discussed above, upon the occurrence of the Transaction, the Thomas Lee Entities may no longer be deemed to "control" Freedom Securities, and an indirect change in control of the Adviser may be deemed to have occurred. The Transaction thus may be deemed to result in an indirect "assignment" of the Existing Agreements within the meaning of Section 2(a)(4) and a termination of the Existing Agreements according to their terms. In addition, the Applicants may not conclusively rely on Rule 15a-4 because Freedom Securities or the Thomas Lee Entities may be deemed to receive a benefit in connection with the Transaction. As a consequence of the termination of the Existing Master Investment Advisory Contract, shareholder approval of a new master investment advisory agreement will be required.

     In addition, upon the occurrence of the Transaction, Freedom Distributors, Tucker Anthony and Sutro, which are also subsidiaries of Freedom Securities and affiliates of the Adviser, would also undergo an indirect change of control similar to the Adviser, giving rise to the "assignment" of the Portfolios' current distribution agreements with these distributors within the meaning of the Investment Company Act, necessitating Trustee approval of new distribution agreements. The Trustees of the Trusts approved new distribution agreements with the Portfolios' distributors on March 30, 1998 in anticipation of the Transaction.

     With respect to the Existing Master Investment Advisory Contract, the Trusts on behalf of the Portfolios and the Adviser (together with the Trusts, the "Applicants"), applied pursuant to Section 6(c) of the Investment Company Act, for an order of the Securities and Exchange Commission (the "SEC") to provide the Applicants an exemption from Section 15(a) of the Investment Company Act (the "Exemptive Order"). Section 15(a) of the Investment Company Act generally requires the shareholders to approve a new investment advisory agreement.

     The requested exemption would permit the implementation, prior to formal shareholder approval, of the New Master Investment Advisory Contract described below, which is substantially identical to the existing master investment advisory agreement, between the Trust and the Adviser with respect to each Portfolio. The requested exemption would cover an interim period of not more than 150 days (the "Interim Period") beginning on the date of the Transaction and continuing through the date the New Master Investment Advisory Contract is approved or disapproved by the shareholders of the respective Portfolios pursuant to this proxy, but in no event later than October 31, 1998. For each Portfolio, the aggregate contractual rate chargeable for investment advisory services will remain the same. During the Interim Period, fees payable by the Portfolios for such investment advisory services will be paid into escrow.

     Under the Exemptive Order, the Applicants proposed to enter into an escrow arrangement with an unaffiliated financial institution that will serve as escrow agent. The arrangement, in substance, will provide that the fees payable to the Adviser during the Interim Period under the New Master Investment Advisory Contract will be paid into an interest-bearing escrow account maintained by the escrow agent and that the amounts in the escrow account with respect to each Portfolio (including interest earned on such paid fees) will be paid to the Adviser only if shareholders of the Portfolio approve the New Master Investment Advisory Contract. If shareholders of a Portfolio fail to approve the New Master Investment Advisory Contract, the escrow agent will pay that Portfolio its respective share of the escrow amounts (including any interest earned).

     Compliance with Section 15(f) of the Investment Company Act. Section 15(f) of the Investment Company Act provides that when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied.

     First, no unfair burden may be imposed on the investment company as a result of the Transaction relating to the change of control or any express or implied terms, conditions or understandings, applicable thereto. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receive or is entitled to receive any compensation, directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in the Transaction. The Adviser, Freedom Securities and the Thomas Lee Entities have each represented to the Board of Trustees of the Trust that they will use their best efforts to ensure that the Transaction will not cause the imposition of an unfair burden on any of the Portfolios.

     The second condition is that during the three-year period immediately following consummation of the Transaction, at least 75% of the investment company's board of trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. The Adviser, Freedom Securities and the Thomas Lee Entities have each represented to the Trustees of the Trust that they will use their best efforts to ensure that the second condition is met. The current composition of the Trustees of the Trust meets this condition of Section 15(f).

EXISTING MASTER INVESTMENT ADVISORY CONTRACT

     Pursuant to a master investment advisory contract dated as of November 29, 1996 (the "Existing Master Investment Advisory Contract") between the Trust and the Adviser, the Adviser agreed to act as investment adviser and manager to the Portfolios. As manager and investment adviser, the Adviser has: (a) furnished continuously an investment program for the Portfolios and determined, subject to the overall supervision and review of the Trustees, which investments should be purchased held, sold or exchanged; (b) provided supervision over all aspects of the Portfolios' operations except those which are delegated to a custodian, transfer agent or other agent; and (c) provided the Trust with such executive, administrative and clerical personnel, offices and equipment as are deemed necessary for the conduct of the business of the Portfolios.

     Each Portfolio bears all costs of its organization and operation, including: expenses of preparing printing and mailing all shareholders' reports, notices, prospectuses (except that the expense of printing and mailing prospectuses used for promotional purposes will not be borne by the Portfolios), proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Trust; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities sales; fees and expenses of the Trust's custodian, including those for keeping books and accounts and calculating the net asset value of shares of each Portfolio; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; the compensation and expenses of its officers, Trustees and employees; expenses of Trustees' and shareholders' meetings; insurance premiums; and any extraordinary expenses.

     The continuation of the Existing Master Investment Advisory Contract was last approved on May 20, 1997 by all of the Trustees including all of the Trustees who are not parties to that Existing Master Investment Advisory Contract or "interested persons" (as defined in the Investment Company Act) of any such party and was approved on December 16, 1996 by the then outstanding shareholders of each of the Portfolios, other than the International Portfolio which became effective on January 31, 1998. Such shareholder approval was sought to approve a new investment advisory agreement following an indirect change of control of the Adviser. The Existing Master Investment Advisory Contract will continue in effect with respect to each Portfolio from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of each Portfolio or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to the Existing Master Investment Advisory Contracts or "interested persons" (as defined in the Investment Company Act) of any such party. The Existing Master Investment Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned.

     Each of the Portfolios pays the Adviser a monthly advisory fee in an amount equal, on an annual basis, to .50% of each Portfolio's average daily net assets up to and including $500,000,000 and .40% of each Portfolio's average daily net assets in excess of $500,000,000.

     For the fiscal year ended September 30, 1997, FundManager Aggressive Growth Portfolio, FundManager Growth Portfolio, FundManager Growth with Income Portfolio, FundManager Bond Portfolio and FundManager Managed Total Return Portfolio paid the Adviser Investment Advisory fees of $200,484, $154,313, $167,415, $340,908 and $58,530, respectively. The International Portfolio became effective on January 31, 1998.

NEW MASTER INVESTMENT ADVISORY CONTRACT

     If the proposed New Master Investment Advisory Contract is approved by the shareholders of the Portfolios to which the respective agreements relate, the Adviser will continue to serve as investment adviser to each Portfolio. The terms and conditions of the proposed New Master Investment Advisory Contract are substantially identical to those of the Existing Master Investment Advisory Contract.

     The proposed New Master Investment Advisory Contract, if approved, will continue in effect for a two year period following the later to occur of (i) such approval by the relevant Portfolio's shareholders, or (ii) the consummation of the Transaction; provided, that, if exemptive relief is granted by the SEC, the New Master Investment Advisory Contract will become effective upon the consummation of the Transaction, even if that is prior to the approval of the New Master Investment Advisory Contract by the shareholders of the Portfolios. Subsequently the proposed New Master Investment Advisory Contract will be subject to annual approval by the Trustees and by the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Adviser or the Trust (the "Independent Trustees"), or to approval by the relevant Portfolio's shareholders. The proposed New Master Investment Advisory Contract may be terminated as to any Portfolio, without penalty, by the Trustees or by the shareholders of the relevant Portfolio upon 60 days' written notice to the Adviser or by the Adviser upon 60 days' written notice to the Portfolio. The proposed New Master Investment Advisory Contract will terminate automatically in the event of its "assignment," as defined in the Investment Company Act.

     If the proposed New Investment Advisory Contract is approved, as manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Portfolios and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged; (b) provide supervision over all aspects of the Portfolios' operations except those which are delegated to a custodian, transfer agent or other agent; and (c) provide the Trust with such executive, administrative and clerical personnel, offices and equipment as are deemed necessary for the conduct of the business of the Portfolios.

     If the proposed New Master Investment Advisory Contract is approved, each Portfolio will bear all costs of its organization and operation, including expenses of: preparing, printing and mailing all shareholders' reports, notices, prospectuses (except that the expense of printing and mailing prospectuses used for promotional purposes will not be borne by the Portfolios), proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Trust; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Trust's custodian, including those for keeping books and accounts and calculating the net asset value of shares of each Portfolio; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; the compensation and expenses of its Trustees, officers and employees; expenses of Trustees' and shareholders' meetings; insurance premiums; and any extraordinary expenses.

     If the proposed New Master Investment Advisory Contract is approved, each of the Portfolios will pay the Adviser a monthly advisory fee in an amount equal, on an annual basis, to .50% of each Portfolio's average daily net assets up to and including $500,000,000 and .40% of each Portfolio's average daily net assets in excess of $500,000,000, which is identical to the fees paid to the Adviser under the Existing Master Investment Advisory Contract.

INFORMATION ABOUT THE ADVISER

     Information Concerning Parent of the Adviser. The adviser is a wholly-owed subsidiary of Freedom Securities, a publicly-owned Delaware corporation. Thomas H. Lee Equity Fund III, L.P., Thomas H. Lee Foreign Fund III, L.P. and THL-CCI, L.P. (the "Thomas Lee Entities") currently own 28.5% of the outstanding shares of common stock of Freedom Securities. Thomas H. Lee Equity Fund III, L.P. and Thomas H. Lee Foreign Fund III, L.P. are each Delaware limited partnerships. The general partner of Thomas H. Lee Equity Fund III, L.P. and Thomas H. Lee Foreign Fund III, L.P. is THL Equity Advisors III Limited Partnership, a Massachusetts limited partnership. The general partner of THL Equity Advisors III Limited Partnership is THL Equity Trust III, a Massachusetts business trust. The sole beneficial owner of THL Equity Trust III is Thomas Lee. THL-CCI Limited Partnership is a Massachusetts limited partnership. Its general partner, THL Investment Management Corp., is a Massachusetts corporation. The address of Thomas H. Lee Equity Fund III, L.P., Thomas H. Lee Foreign Fund III, L.P., THL Equity Advisors III Limited Partnership, THL Equity Trust III, THL-CCI, L.P. and THL Investment Management Corp. is 75 State Street, Boston, Massachusetts 02109.

     Information Concerning Directors, Executive Officers and Certain Employees of the Adviser. The names and principal occupations of the directors executive officers and certain employees of the Adviser are set forth below. The business address of each person listed below is One Beacon Street, Boston, Massachusetts 02108, except that the business address for Mr. Lipson is One World Financial Center, New York, NY 10281.

                                              PRINCIPAL OCCUPATION AND
                            POSITION         OTHER BUSINESS EXPERIENCE     POSITION WITH
         NAME             WITH ADVISER         WITHIN LAST TWO YEARS         THE TRUSTS
         ----           -----------------    --------------------------    --------------
Dexter A. Dodge         Chairman of the      Director of the Adviser;      Chairman of
                        Board                  Director of Freedom         the Board and
                                               Distributors                Trustee
Henry M. Greenleaf      President, Chief     President, Chief Executive    --
                        Executive Officer      Officer and Director of
                        and Director           the Adviser since 1997;
                                               Vice President and
                                               Senior Portfolio Manager
                                               of The Glenmede Trust
                                               Company from 1995 to
                                               1997
John J. Danello         Executive Vice       President and Director of     President
                        President,             Freedom Distributors
                        General Counsel,
                        Clerk and
                        Director
John H. Goldsmith       Director             Chairman & CEO, Freedom       --
                                               Securities; Chairman and
                                               CEO of Tucker Anthony
William C. Dennis       Director             Director of the Adviser       --
Michael M. Spencer      Director             Director of the Adviser;      --
                                               Chief Executive Officer,
                                               Chief Investment Officer
                                               and Director of Fixed
                                               Income for Freedom
                                               Partners Management
                                               Division of the Adviser
Charles B. Lipson       Senior Vice          Chief Administrative          Executive Vice
                        President,             Officer, FundManager        President
                        FundManager            Division of the Adviser
                        Division of the
                        Adviser
Michael D. Hirsch       Chief Investment     Chief Investment Officer,     Executive Vice
                        Officer,               FundManager Division of     President and
                        FundManager            the Adviser                 Portfolio
                        Division of the                                    Manager
                        Adviser
Carey C. Cort           Senior Vice          Senior Vice President,        Executive Vice
                        President,             FundManager Division of     President
                        FundManager            the Adviser
                        Division of the
                        Adviser
Patrick J. Clark        Vice President,      Vice President,               Vice President
                        FundManager            FundManager Division of
                        Division of the        the Adviser
                        Adviser
Kristin Hovious         Vice President,      Vice President,               Vice President
                        FundManager            FundManager Division of
                        Division of the        the Adviser
                        Adviser
Martin S. Orgel         Assistant Vice       Assistant Vice President,     Vice President
                        President,             FundManager Division of
                        FundManager            the Adviser
                        Division of the
                        Adviser
Maureen M. Renzi        Vice President       Vice President of the         Assistant
                                               Adviser                     Secretary

     Transactions with Affiliated Brokers. The Trust is a fund of funds and invests its assets in other registered investment companies ("Underlying Funds") selected by the Adviser. Many of the Underlying Funds have adopted 12b-1 and/or service plans pursuant to which payments of up to 75 basis points per year are made to the broker selling the shares of the Underlying Funds. Also, the distributor of the shares of the Underlying Funds may pay concessions to the broker selling the shares of the Underlying Funds.

     Freedom Distributors currently executes portfolio transactions, arranges letters of intent, confirms the trades, assures prompt payment and settlement and coordinates such transactions with the custodian and other relevant parties, and performs other brokerage services on behalf of the Portfolios. In connection therewith, Freedom Distributors receives and retains payments made pursuant to the 12b-1 and/or service plans and any concessions paid by the distributor of the shares of the Underlying Funds. For the fiscal year ended September 30, 1997, $200,000 in brokerage commissions were paid to Freedom Distributors as a result of these transactions. No brokerage commissions were paid to any other broker that is (i) an "affiliated" person of the Trust, as defined in the Investment Company Act; (ii) an affiliated person of such person; or (iii) an affiliated person of which is an affiliated person of the Trust, its principal underwriter, its investment adviser, or its administrator.

CONSIDERATION BY THE TRUSTEES

     The Trustees of the Trust, including the Independent Trustees, have approved the New Master Investment Advisory Contract on behalf of each Portfolio and recommend that the New Investment Advisory Contract be approved by shareholders of the Portfolios.

     The Contracts Committee, which is comprised of the Independent Trustees, met separately and together with the full Board two times, on March 17 and March 30, 1998, to discuss the proposals contained herein. Messrs. Kendall and Osterberg have served and continue to serve on this Committee. In the course of their review, the Trustees, including the Independent Trustees, requested information of the Adviser, Freedom Securities and the Thomas Lee Entities and reviewed the information provided by them. The Independent Trustees also retained special counsel to assist them in the review of the Transaction and its anticipated effects upon the Portfolios and their shareholders.

     The Trustees of the Trust, including the Independent Trustees, considered, among other things, the structure of the Transaction and the representations of the Adviser, with respect to the Portfolios. In particular, the Trustees noted the parties' agreements to use their best efforts to assure that (x) no unfair burden would be imposed on the Portfolios as a result of the Transaction and (y) during the three-year period following consummation of the Transaction, at least 75% of each Trust's Board of Trustees will not be "interested persons" (prior to or after the Transaction) within the meaning of the Investment Company Act. The Trustees also relied upon representations of the Adviser, Freedom Securities and the Thomas Lee Entities that (i) no changes in the operation of the Trusts are contemplated as a result of the Transaction, (ii) there is no present intention on the part of the Adviser, Freedom Securities and the Thomas Lee Entities to propose any increase in the rate of fees paid by the Trust to the Adviser, and
(iii) no changes in the management of the Adviser are presently contemplated as a result of the Transaction.

     The Trustees of the Trust, including the Independent Trustees, further considered whether the Transaction could enhance the investment advisory operations of the Adviser and the level and quality of services provided to the Portfolios and their shareholders, as well as the commitments provided by the Adviser, Freedom Securities and the Thomas Lee Entities that substantially the same personnel at the Adviser who now provide advisory services to the Portfolios would continue to do so after the Transaction.

     The Trustees of the Trust, including the Independent Trustees, also considered the fact that the advisory fees would remain the same under the New Master Investment Advisory Contract as under the Existing Master investment Advisory Contract and the fact that the terms of the New Master Investment Advisory Contract do not substantially differ from those of the Existing Master Investment Advisory Contract. The Trustees also relied on the representations of the Adviser, Freedom Securities and the Thomas Lee Entities that the Portfolios and their shareholders would not bear any fees or expenses in connection with the Transaction. In addition, the Trustees considered, based on the data available to them, the Adviser's historical profitability with respect to its management of the Portfolios as well as its reasonably anticipated profitability after the Transaction. The Trustees also considered that the New Master Investment Advisory Contract provided that it may be terminated by the shareholders of the relevant Portfolio and by the Trustees without the payment of any penalty by such Portfolio.

     In addition, the Trustees considered during the course of their due diligence process (i) the history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel, (ii) the Adviser's investment performance record with respect to the Portfolios, and (iii) the benefits, if any, expected to be realized as a result of the Transaction.

     After considering these and other factors, the Trustees of the Trust, including the Independent Trustees, at a meeting held in person on March 30, 1998, unanimously approved the proposed New Master Investment Advisory Contract with the Adviser and recommended its approval to the shareholders of the Portfolios.

     THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR PROPOSAL ONE, THE APPROVAL OF THE NEW MASTER INVESTMENT ADVISORY CONTRACT FOR THEIR RESPECTIVE PORTFOLIO.

REQUIRED VOTE

     Approval of the New Master Investment Advisory Contract between the Trust, on behalf of a Portfolio, and the Adviser requires the affirmative vote of a majority of the outstanding shares of each Portfolio, voting separately as a Portfolio. Under the Investment Company Act, this means that, to be approved by a Portfolio, this Proposal must receive the affirmative vote of holders of the lesser of either (a) 67% or more of the outstanding shares of the applicable Portfolio, voting as a single class, present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares of the applicable Portfolio, voting as a single class.

                                  PROPOSAL TWO

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Trustees of the Trust, including the Independent Trustees, have selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02110, as the independent auditors for the fiscal year ended September 30, 1998 with respect to the Trust. At the Meeting, shareholders of the Trust are being asked to ratify the selection of Ernst & Young LLP to perform audit services for the Trust.

     Ernst & Young LLP, which has no direct or indirect material financial interest in the Trust, has served as the Trust's independent auditors since 1992. The services provided by Ernst & Young LLP consist of (1) examination of the Trust's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings, and (3) review of the annual income tax returns filed on behalf of the Trust.

     If the Trust receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the independent auditors, the Trust will arrange to have a representative of Ernst & Young LLP present at the Meeting to respond to such questions.

CONSIDERATION BY THE TRUSTEES

     THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF THE TRUST VOTE FOR PROPOSAL TWO, THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE TRUST.

REQUIRED VOTE

     Ratification of the selection of Ernst & Young LLP as the independent auditors of the Trust requires the affirmative vote of a majority of the outstanding shares of the Trust. Under the Investment Company Act, this means that, to be approved by the Trust, this Proposal must receive the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Trust, voting as a single class, or (2) 67% or more of the outstanding shares of the Trust, voting as a single class, present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy.

                                 OTHER MATTERS

     The Board of Trustees does not know of any other matters that will be presented for action at the Meetings. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

                             SHAREHOLDER PROPOSALS

     Under the Trust's Agreement and Declaration of Trust, no annual or special meetings of shareholders are required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of one or more of the Portfolios should submit the proposal in writing so that it is received by the Assistant Secretary of the Portfolios at One Beacon Street, Boston, Massachusetts 02108 within a reasonable time before the meeting.

                             ADDITIONAL INFORMATION

     The principal distributors and underwriters for all of the Portfolios are Tucker Anthony, Incorporated, which is located at One World Financial Center, New York, NY 10281, Sutro & Co., Incorporated, which is located at 201 California Street, San Francisco, California 94111, Freedom Distributors Corporation, which is located at One Beacon Street, Boston, Massachusetts 02108, and Edgewood Services, Inc., which is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237. The Transfer and Shareholder Services Agent for all of the Portfolios is Federated Shareholder Services Company, which is located at P.O. Box 8639, Boston, Massachusetts 02266-8609.

     The information contained in this Proxy Statement regarding Freedom Securities and the Thomas Lee Entities and the terms of the Transaction was provided by Freedom Securities and the Thomas Lee Entities.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                                                       EXHIBIT A

                      MASTER INVESTMENT ADVISORY CONTRACT

                             FUNDMANAGER PORTFOLIOS
                               ONE BEACON STREET
                          BOSTON, MASSACHUSETTS 02108

                                                                          , 1998

FREEDOM CAPITAL MANAGEMENT CORPORATION
ONE BEACON STREET
BOSTON, MASSACHUSETTS 02108-3105

Dear Sirs:

     This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

          1. The Trust is an open-end investment company organized as a Delaware business trust and consists of one or more separate investment portfolios as may be established and designated by the Trust's Board of Trustees (the "Board of Trustees") from time to time. This Contract shall pertain only to such portfolios of the Trust as shall be designated in Supplements to this Contract as further agreed between the Trust and the Adviser (the "Portfolios"). A separate series of shares of beneficial interest in the Trust is offered to investors with respect to each Portfolio. The Trust engages in the business of investing and reinvesting the assets of each Portfolio in the manner and in accordance with the investment objectives and restrictions specified in the currently effective prospectus (the "Prospectus") relating to the Trust and the Portfolios included in the company's Registration Statement, as amended from time to time, filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933. Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to Master Distribution Contracts and Supplements thereto between the Trust and each of Tucker Anthony Incorporated, Sutro & Co., Incorporated, Freedom Distributors Corporation and Signature Broker Dealer Services, Inc. [or such other distributors as of the effective date of this Agreement] (the "Distributors"), the Trust has employed the Distributors to act as principal underwriters for each Portfolio pursuant to a Master Administrative Services Contract and Supplements thereto between the Trust and

     Signature Broker Dealer Services, Inc. [or such other administrator as of the effective date of this Agreement] (the "Administrator"). The Trust has employed the Administrator to provide to the Trust management and other services.

          2. The Trust hereby appoints the Adviser to provide to the Portfolios the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment.

          3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

             (b) The Trust shall be responsible for all of their expenses and liabilities, including compensation of Trustees who are not affiliated with the Distributors or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent auditors and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Portfolios), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for Sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, and preparing, printing and mailing prospectuses and reports to shareholders, notices, proxy statements (other than the proxy statement prepared for the shareholders meeting convened to consider this agreement (the "initial meeting")) and reports to regulatory agencies; and cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings, other than the initial meeting; organization expenses; and extraordinary expenses.

          4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Portfolio, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

             The Adviser will determine the securities to be purchased or sold by each Portfolio and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. The Adviser will determine what portion of each Portfolio's portfolio shall be invested in securities described by the policies of such Portfolio and what portion, if any, should be invested otherwise or held uninvested.

             The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. It is understood that the Adviser will not use any non-public information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates nor will the Adviser seek to obtain any such information.

          (b) The Adviser also shall provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Portfolios, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions and (ii) such other services as the Advisers shall from time to time determine, upon consultation with the Administrator, to be necessary to useful to the administration of the Trust and each of the Portfolios.

          (c) As manager of the assets of each Portfolio, the Adviser shall make investments for the account of each Portfolio in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

          (d) The Adviser shall furnish to the Board periodic reports on the investment performance of each Portfolio and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

          (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasions purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Portfolio and to such other customers.

          5. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

          6. In consideration of the services to be rendered by the Adviser under this Contract, each Portfolio shall pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining the net asset value per share) of the net assets of each Portfolio during the preceding month, at annual rates set forth in a Supplement to this Contract with respect to each Portfolio. If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Portfolio shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading.

          7. If the aggregate expenses of every character incurred by, or allocated to, each Portfolio in any fiscal year, other than interest, taxes, expenses under the Master Distribution Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this Contract and the fees payable to the Distributors under the Master Distribution Plan ("includible expenses"), shall exceed the expense limitations applicable to that Portfolio imposed by state securities law or regulations thereunder, as these limitations may be raised or lowered from time to time, the Adviser shall pay that Portfolio an amount equal to 50% of that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Distributors will review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If, as a result of the review and estimation, it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to a Portfolio, the monthly fees relating to that Portfolio payable to the Adviser under this Contract for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to 50% of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of each Portfolio shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

          8. (a) This Contract and any Supplement hereto shall become effective with respect to a Portfolio on the date specified in such Supplement and shall thereafter continue in effect with respect to that Portfolio for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party.

             (b) This Contract and any Supplement hereto may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Portfolio (as defined in the 1940 Act) or by a vote of a majority of the entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

          9. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

          10. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

          11. This Contract shall be construed in accordance with the laws of the State of Delaware provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

          12. In the event that the Board of Trustees shall establish one or more additional investment portfolios, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Trust in writing, whereupon such portfolio shall become a Portfolio hereunder.

          13. The Master Trust Agreement establishing the Trust (the "Master Trust Agreement") provides that the name "FundManager Trust" refers to the Trustees under the Master Trust Agreement collectively as Trustees and not as individuals or personally, and that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

     If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                           Very truly yours,
ACCEPTED:                                  FUNDMANAGER PORTFOLIOS
FREEDOM CAPITAL
MANAGEMENT CORPORATION

By:                                        By:
   ---------------------------------          ---------------------------------
   Title:                                     Title:

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                             FUNDMANAGER PORTFOLIOS
                               ONE BEACON STREET
                          BOSTON, MASSACHUSETTS 02108

                                                                          , 1998

FREEDOM CAPITAL MANAGEMENT CORPORATION
ONE BEACON STREET
BOSTON, MASSACHUSETTS 02108-3105

Dear Sirs:

      Re: Aggressive Growth Portfolio

     This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

          1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Aggressive Growth Portfolio (the "Portfolio") is a separate investment portfolio of the Trust.

          2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

          3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Portfolio and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Portfolio, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

          4. The term "Portfolio" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Portfolio.

          5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:

         PORTION OF AVERAGE DAILY
   VALUE OF NET ASSETS OF THE PORTFOLIO     FEE RATE
   ------------------------------------     --------
Assets not exceeding $500 million.........   0.50%
Assets in excess of $500 million..........   0.40%

          6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Portfolio on
                      , 1998 and shall thereafter continue in effect with respect to the Portfolio only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

     If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                           Very truly yours,
ACCEPTED:

FREEDOM CAPITAL                            FUNDMANAGER PORTFOLIOS
MANAGEMENT CORPORATION

By:                                        By:
   ---------------------------------          ---------------------------------
   Title:                                     Title:

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                             FUNDMANAGER PORTFOLIOS
                               ONE BEACON STREET
                          BOSTON, MASSACHUSETTS 02108

                                                                          , 1998
FREEDOM CAPITAL MANAGEMENT CORPORATION
ONE BEACON STREET
BOSTON, MASSACHUSETTS 02108-3105

Dear Sirs:

     Re: Growth with Income Portfolio

     This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

          1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Growth and Income Portfolio (the "Portfolio") is a separate investment portfolio of the Trust.

          2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

          3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Portfolio and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Portfolio, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

          4. The term "Portfolio" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Portfolio.

          5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:

          PORTION OF AVERAGE DAILY
    VALUE OF NET ASSETS OF THE PORTFOLIO      FEE RATE
    ------------------------------------      --------
Assets not exceeding $500 million...........    0.50%
Assets in excess of $500 million............    0.40%

          6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Portfolio on
                 , 1998 and shall thereafter continue in effect with respect to the Portfolio only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940
     Act) of any such party. This Contract may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

     If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                           Very truly yours,
ACCEPTED:                                  FUNDMANAGER PORTFOLIOS
FREEDOM CAPITAL
MANAGEMENT CORPORATION

By:                                        By:
------------------------------------       ------------------------------------
    Title:                                     Title:

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                             FUNDMANAGER PORTFOLIOS
                               ONE BEACON STREET
                          BOSTON, MASSACHUSETTS 02108

                                                                          , 1998

FREEDOM CAPITAL MANAGEMENT CORPORATION
ONE BEACON STREET
BOSTON, MASSACHUSETTS 02108-3105

Dear Sirs:

      Re: Growth Portfolio

     This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

          1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Growth Portfolio (the "Portfolio") is a separate investment portfolio of the Trust.

          2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

          3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Portfolio and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Portfolio, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

          4. The term "Portfolio" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Portfolio.

          5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:

          PORTION OF AVERAGE DAILY
    VALUE OF NET ASSETS OF THE PORTFOLIO      FEE RATE
    ------------------------------------      --------
Assets not exceeding $500 million...........   0.50%
Assets in excess of $500 million............   0.40%

          6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Portfolio on
                 , 1998 and shall thereafter continue in effect with respect to the Portfolio only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940
     Act) of any such party. This Contract may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

     If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                           Very truly yours,
ACCEPTED:

FREEDOM CAPITAL                            FUNDMANAGER PORTFOLIOS
MANAGEMENT CORPORATION

By:                                        By:
   ---------------------------------          ---------------------------------
   Title:                                     Title:

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                             FUNDMANAGER PORTFOLIOS
                               ONE BEACON STREET
                          BOSTON, MASSACHUSETTS 02108

                                                                          , 1998
FREEDOM CAPITAL MANAGEMENT CORPORATION
ONE BEACON STREET
BOSTON, MASSACHUSETTS 02108-3105

Dear Sirs:

     Re: Bond Portfolio

     This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

          1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Bond Portfolio (the "Portfolio") is a separate investment portfolio of the Trust.

          2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

          3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Portfolio and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Portfolio, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

          4. The term "Portfolio" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Portfolio.

          5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:

         PORTION OF AVERAGE DAILY
   VALUE OF NET ASSETS OF THE PORTFOLIO     FEE RATE
   ------------------------------------     --------
Assets not exceeding $500 million.........   0.50%
Assets in excess of $500 million..........   0.40%

          6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Portfolio on
                 , 1998 and shall thereafter continue in effect with respect to the Portfolio only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940
     Act) of any such party. This Contract may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

     If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                           Very truly yours,
ACCEPTED:

FREEDOM CAPITAL                            FUNDMANAGER PORTFOLIOS
MANAGEMENT CORPORATION

By:                                        By:
   ---------------------------------          ---------------------------------
   Title:                                     Title:

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                             FUNDMANAGER PORTFOLIOS
                               ONE BEACON STREET
                          BOSTON, MASSACHUSETTS 02108

                                                                          , 1998

FREEDOM CAPITAL MANAGEMENT CORPORATION
ONE BEACON STREET
BOSTON, MASSACHUSETTS 02108-3105

Dear Sirs:

     Re: Managed Total Return Portfolio

     This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

          1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Managed Total Return Portfolio (the "Portfolio") is a separate investment portfolio of the Trust.

          2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

          3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Portfolio and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Portfolio, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

          4. The term "Portfolio" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Portfolio.

          5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Portfolio pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:

          PORTION OF AVERAGE DAILY
    VALUE OF NET ASSETS OF THE PORTFOLIO      FEE RATE
    ------------------------------------      --------
Assets not exceeding $500 million...........   0.50%
Assets in excess of $500 million............   0.40%

          6. This Supplement and the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Portfolio on
               , 1998 and shall thereafter continue in effect with respect to the Portfolio only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940
     Act) of any such party. This Contract may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

     If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                           Very truly yours,
ACCEPTED:                                  FUNDMANAGER PORTFOLIOS
FREEDOM CAPITAL
MANAGEMENT CORPORATION

By:                                        By:
------------------------------------       ------------------------------------
    Title:                                     Title:

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                             FUNDMANAGER PORTFOLIOS
                               ONE BEACON STREET
                          BOSTON, MASSACHUSETTS 02108

                                                                          , 1998
FREEDOM CAPITAL MANAGEMENT CORPORATION
ONE BEACON STREET
BOSTON, MASSACHUSETTS 02108-3105

Dear Sirs:

     Re: International Portfolio

     This will confirm the agreement between the undersigned (the "Trust") and Freedom Capital Management Corporation (the "Adviser") as follows:

          1. The Trust is an open-end management investment company organized as a Delaware business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. International Portfolio (the "Fund") is a separate investment portfolio of the Trust.

          2. The Trust and the Adviser have entered in to a Master Investment Advisory Contract ("Master Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Master Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Master Advisory Contract.

          3. As provided in paragraph 1 of the Master Advisory Contract, the Trust hereby adopts the Master Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Master Advisory Contract shall pertain to the Fund, the terms and conditions of the Master Advisory Contract being hereby incorporated herein by reference.

          4. The term "Fund" as used in the Master Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

          5. As provided in paragraph 6 of the Master Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the following annual rates:

          PORTION OF AVERAGE DAILY
      VALUE OF NET ASSETS OF THE FUND         FEE RATE
      -------------------------------         --------
Assets not exceeding $500 million...........   0.50%
Assets in excess of $500 million............   0.40%

          6. This Supplement to the Master Advisory Contract (together, the "Contract") shall become effective with respect to the Fund on
                 , 1998 and shall thereafter continue in effect with respect to the Fund only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and
     (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

     If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                           Very truly yours,
ACCEPTED:

FREEDOM CAPITAL                            FUNDMANAGER PORTFOLIOS
MANAGEMENT CORPORATION

By:                                        By:
   ---------------------------------          ---------------------------------
   Title:                                     Title:

                           VOTE THIS PROXY CARD TODAY!


                  (PLEASE DETACH AT PERFORATION BEFORE MAILING)

FUND NAME WILL PRINT HERE            PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         THE UNDERSIGNED, REVOKING ALL PREVIOUS PROXIES, HEREBY APPOINT(S) DEXTER A. DODGE AND JOHN J. DANELLO AND EACH OF THEM, ATTORNEYS WITH FULL POWER OF SUBSTITUTION IN EACH, TO VOTE ALL THE SHARES OF BENEFICIAL INTEREST OF ABOVE-REFERENCED FUND (THE "FUND"), A PORTFOLIO SERIES OF FUNDMANAGER PORTFOLIOS (THE "TRUST"), WHICH THE UNDERSIGNED IS (ARE) ENTITLED TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") OF THE FUND TO BE HELD AT THE OFFICES OF THE TRUST, SIXTH FLOOR, ONE BEACON STREET, BOSTON, MASSACHUSETTS 02108, ON WEDNESDAY, MAY 20, 1998 AT 3 P.M., BOSTON TIME, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. ALL POWERS MAY BE EXERCISED BY A MAJORITY OF SAID PROXY HOLDERS OR SUBSTITUTES VOTING OR ACTING, OR, IF ONLY ONE VOTES AND ACTS, THEN BY THAT ONE. RECEIPT OF THE PROXY STATEMENT IS HEREBY ACKNOWLEDGED. IF NOT REVOKED IN THE MANNER DESCRIBED IN THE PROXY STATEMENT, THIS PROXY SHALL BE VOTED AS SPECIFIED ON THE REVERSE SIDE.

                           PLEASE SIGN, DATE AND RETURN
                           PROMPTLY IN  ENCLOSED ENVELOPE



                           DATE:_______________, 1998


                           NOTE:  SIGNATURE(S) SHOULD AGREE WITH NAME(S)
                           PRINTED HEREIN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.



                           ___________________________________________________
                           SIGNATURES

                           VOTE THIS PROXY CARD TODAY!


                  (PLEASE DETACH AT PERFORATION BEFORE MAILING)
--------------------------------------------------------------------------------


        THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSALS (1) AND (2) IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT. (THE FOLLOWING PROPOSALS ARE NUMBERED TO CORRESPOND TO THE NUMBERING OF PROPOSALS CONTAINED IN THE PROXY STATEMENT) PLEASE VOTE BY FILING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.


1.    TO CONSIDER AND VOTE ON APPROVAL OF A NEW MASTER INVESTMENT ADVISORY
      CONTRACT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND FREEDOM CAPITAL
      MANAGEMENT CORPORATION.                                                   FOR / /   AGAINST / /    ABSTAIN / /


2.    TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT
      AUDITORS OF THE TRUST.                                                    FOR / /   AGAINST / /    ABSTAIN / /

      IN THE DISCRETION OF SAID PROXY OR PROXIES, TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.